UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2007

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

6166 Nancy Ridge Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and/or our wholly owned subsidiary, BRL Screening, Inc., unless the context otherwise provides.

Item 8.01 Other Events.

On March 5, 2007, we announced that we initiated dosing in a Phase 2 clinical trial of APD125 in chronic insomnia patients. APD125 is an orally available drug candidate we discovered with the potential to reduce insomnia symptoms and improve sleep maintenance and quality. The Phase 2 trial of APD125 is a randomized, double-blinded, placebo-controlled study evaluating the safety and efficacy of nighttime dosing in patients with chronic insomnia. This trial will evaluate standard measurements of sleep, such as wake after sleep onset (WASO), number of awakenings, total sleep time and latency to persistent sleep, and will enroll a total of approximately 100 male and female patients in about 25 clinical sites in the United States. This trial employs a cross-over design, meaning that every patient receives both active doses of APD125 (10 mg and 40 mg) and placebo in random order, for one week, separated by at least one week to allow for wash out of the study drug.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the timing, protocol, design, scope and other aspects of the Phase 2 clinical trial of APD125 and the tolerability, side effects, efficacy and potential of APD125. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our planned clinical trials may not proceed at the time we expect or at all, the results of preclinical studies or clinical trials may not be predictive of future results, our ability to partner lorcaserin, APD125 or other of our compounds or programs, the timing, success and cost of our research, out-licensing endeavors and clinical trials, our ability to obtain additional financing, our ability to obtain and defend our patents, and the timing and receipt of payments and fees, if any, from our collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2007	Arena Pharmaceuticals, Inc.

	By:	/s/ Jack Lief
Jack Lief
President and Chief Executive Officer